UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ALLERGAN PLC

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 2, 2018. ALLERGAN PLC ALLERGAN PLC CLONSHAUGH BUSINESS AND TECHNOLOGY PARK COOLOCK, DUBLIN D17 E400, IRELAND Meeting Information Meeting Type: Annual Meeting For holders as of: March 6, 2018 Meeting Date: May 2, 2018 Meeting Time: 8:30 AM Local Time Meeting Location: The Conrad Hotel Earlsfort Terrace Dublin 2, Ireland You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain instructions on how to access the proxy materials and vote these shares. E37903-P04240 E37903-P04240

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE PROXY STATEMENT 2017 ANNUAL REPORT OUR IRISH STATUTORY FINANCIAL STATEMENTS WILL BE AVAILABLE AT WWW.PROXYVOTE.COM ON OR BEFORE APRIL 13, 2018. How to View Online: Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy of These Documents: If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 18, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance and voting. At the meeting, if you are eligible to vote the shares in person, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials (as described above), which will include a proxy card. Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via telephone. E37904-P04240 E37904-P04240

Voting Items The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees: 1a. Nesli Basgoz, M.D. 1b. Paul M. Bisaro 1c. Joseph H. Boccuzi 1d. Christopher W. Bodine 1e. Adriane M. Brown 1f. Christopher J. Coughlin 1g. Carol Anthony (John) Davidson 1h. Catherine M. Klema 1i. Peter J. McDonnell, M.D. 1j. Patrick J. O’Sullivan 1k. Brenton L. Saunders 1l. Fred G. Weiss To ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending December 31, 2018 and to authorize, in a binding vote, the Board of Directors, acting through its Audit and Compliance Committee, to determine PricewaterhouseCoopers LLP’s remuneration. To renew the authority of the directors of the Company (the “Directors”) to issue shares. 5A. To renew the authority of the Directors to issue shares for cash without first offering shares to existing shareholders. 5B. To authorize the Directors to allot new shares up to an additional 5% for cash in connection with an acquisition or other capital investment. The Board of Directors recommends you vote AGAINST the following proposal: 6. To consider a shareholder proposal requiring an independent Board Chairman, if properly presented at the meeting. NOTE: Your proxy may also be voted in accordance with the Board of Directors’ recommendations with respect to such other business as may properly come before the Annual Meeting or any adjournment, postponement or continuation thereof. 2. To approve, in a non-binding vote, Named Executive Officer compensation. E37905-P04240 E37905-P04240

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